UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

VIVEON HEALTH ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VIVEON HEALTH ACQUISITION CORP.

3480 Peachtree Road NE 2nd Floor, Suite #112

Atlanta, Georgia 30326

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD March 27, 2024

TO THE STOCKHOLDERS OF VIVEON HEALTH ACQUISITION CORP.:

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of stockholders of VIVEON HEALTH ACQUISITION CORP., (the “Company,” “Viveon,” “we,” “us” or “our”) to be held at 10:30 a.m. ET on March 27, 2024. Stockholders will NOT be able to attend the Special Meeting in-person. This proxy statement includes instructions on how to access the Special Meeting and how to listen and vote from home or any remote location with Internet connectivity. The Company will be holding the Special Meeting in a virtual meeting format at https://www.cstproxy.com/viveon/2024 and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: 1-800-450-7155 (toll-free)

Outside of the U.S. and Canada: + 1 857-999-9155

(standard rates apply)

Conference ID: [___]

The Special Meeting will be held for the purpose of considering and voting upon the following proposals:

●	The Fourth Extension Proposal — a proposal to amend (the “Fourth Extension Amendment”) the Company’s amended and restated certificate of incorporation, (the “Amended Charter”), to allow the Company to extend the date by which the Company must consummate a business combination up to six times, each such extension for an additional one month period, until September 30, 2024 (the “Fourth Extended Date”), upon one calendar day advance notice to Continental Stock Transfer & Trust Company, prior to the applicable monthly deadline, unless the closing of the proposed Business Combination with Clearday, Inc., or any potential alternative initial business combination shall have occurred prior to the Fourth Extended Date (we refer to this proposal as the “Fourth Extension Proposal”);

●	The Trust Amendment Proposal—a proposal to amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement, dated as of December 22, 2020, as amended (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which the Company must consummate a business combination up to six times, each such extension for an additional one month period, until September 30, 2024, by depositing into the Trust Account the amount of $[____] (the “Extension Payment”) for each one-month extension until September 30, 2024, (we refer to this proposal as the “Trust Amendment Proposal”); and

●	The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting by the Chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Fourth Extension Proposal, (ii) to approve the Trust Amendment Proposal, (iii) if a quorum is not present at the Special Meeting, or (iv) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (we refer to this proposal as the “Adjournment Proposal”).

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Special Meeting.

The Company’s board of directors fixed the close of business on February 29, 2024 as the date for determining the Company’s stockholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Fourth Extension Proposal; (ii) “FOR” the Trust Amendment Proposal; and (iii) “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Fourth Extension Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to virtually attend the Special Meeting, we urge you to read this material carefully and vote your shares.

February 2024

By Order of the Board of Directors

/s/ Jagi Gill
Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on March 27, 2024. This notice of meeting, and the accompany proxy statement and proxy card are available at https://www.cstproxy.com/viveon/2024. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/viveon/2024.

VIVEON HEALTH ACQUISITION CORP.

3480 Peachtree Road NE 2nd Floor, Suite #112

Atlanta, Georgia 30326

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD March 27, 2024

PROXY STATEMENT

VIVEON HEALTH ACQUISITION CORP., (the “Company,” “Viveon,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the Special Meeting to be held at 10:30 a.m. ET on March 27, 2024. Stockholders will NOT be able to attend the Special Meeting in-person. This proxy statement includes instructions on how to access the Special Meeting and how to listen and vote from home or any remote location with Internet connectivity. The Company will be holding the Special Meeting in a virtual meeting format at https://www.cstproxy.com/viveon/2024 and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:1-800-450-7155 (toll-free)

Outside of the U.S. and Canada: + 1 857-999-9155

(standard rates apply)

Conference ID: [___]

The Special Meeting will be held for the sole purpose of considering and voting upon:

●	The Fourth Extension Proposal — a proposal to amend (the “Fourth Extension Amendment”) the Company’s amended and restated certificate of incorporation, (the “Amended Charter”), to allow the Company to extend the date by which the Company must consummate a business combination up to six times, each such extension for an additional one month period, until September 30, 2024 (the “Fourth Extended Date”), upon one calendar day advance notice to Continental Stock Transfer & Trust Company, prior to the applicable monthly deadline, unless the closing of the proposed Business Combination with Clearday, Inc., or any potential alternative initial business combination shall have occurred prior to the Fourth Extended Date (we refer to this proposal as the “Fourth Extension Proposal”);

●	The Trust Amendment Proposal—a proposal to amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement, dated as of December 22, 2020 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which the Company must consummate a business combination up to six times, each such extension for an additional one month period, until September 30, 2024, by depositing into the Trust Account the amount of $[____] (the “Extension Payment”) for each one-month extension until September 30, 2024, (we refer to this proposal as the “Trust Amendment Proposal”); and

●	The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting by the Chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Fourth Extension Proposal, (ii) to approve the Trust Amendment Proposal, (iii) if a quorum is not present at the Special Meeting, or (iv) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting, provided that the Special Meeting is reconvened as promptly as practical thereafter (we refer to this proposal as the “Adjournment Proposal”).

RATIONALE AND PROCESS FOR THE FOURTH EXTENSION

On April 6, 2023, the Company announced that it entered into a definitive agreement to acquire Clearday (the “Business Combination”). If the Business Combination is approved at a special meeting for such purpose, the Company would consummate the Business Combination shortly thereafter.

The purpose of the Fourth Extension Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the proposed Business Combination. The Company’s Amended Charter provides that the Company has until the March 31, 2024 (the “March Termination Date”) to complete an initial business combination. The Company will not have sufficient time by the March Termination Date to consummate the proposed Business Combination. As a result, the Company’s board of directors believes that it is in the best interests of its stockholders to again extend the date that the Company has to consummate an initial business combination. If the Fourth Extension Proposal and the Trust Amendment Proposal are approved, the Company would have until September 30, 2024 to consummate the proposed Business Combination or any potential alternative initial business combination.

The Company has agreed that if the Fourth Extension Proposal and the Trust Amendment Proposal are approved, then, prior to filing the Fourth Extension Amendment, it will make an initial deposit (each deposit being referred to herein as a “Deposit”) into the Trust Account of $[___] to initially extend the date by which the Company can complete an initial business combination by one month to April 30, 2024. Thereafter, the Company shall deposit $[______] for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination on or prior to September 30, 2024

If the Company does not have the funds necessary to make the Deposit referred to above, Viveon Health LLC (the “Sponsor”) has agreed that it and/or any of its affiliates or designees will contribute to the Company as a loan (the Sponsor, affiliate or designee making the loan being referred to herein as a “Contributor” and each loan being referred to herein as a “Contribution”) the amounts described above for the Company to Deposit. Each Deposit or Contribution will be placed in the Trust Account no less than one calendar day prior to the beginning of such monthly period. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Proposal and the Trust Amendment Proposal are not approved.

No Deposit or Contribution will be made unless the Fourth Extension Proposal and the Trust Amendment Proposal are approved and the Company determines to file the Fourth Extension Amendment. The Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of the proposed Business Combination or a potential alternative initial business combination. The loans will be forgiven if the Company is unable to consummate the proposed Business Combination or a potential alternative initial business combination, except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to extend for additional monthly periods after the March Termination Date. If prior to March 31, 2024, the Company determines not to extend for additional monthly periods through September 30, 2024, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate the proposed Business Combination, or a potential alternative initial business combination by the Fourth Extended Date, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Proposal and the Trust Amendment Proposal are not approved.

If the Fourth Extension Proposal is approved and the Fourth Extension Amendment is filed and the Company takes the full time through the Fourth Extended Date to complete an initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be greater than the current redemption amount of $[___] per share. The exact per share amount will be determined after the Special Meeting, and depend upon the amount of redemptions in connection with the Fourth Extension Amendment.

THE NYSE AMERICAN LISTING

Under NYSE American Rules Section 119(b), within 36 months of the effectiveness of the initial public offering registration statement for a SPAC, or such shorter period that the company specifies in its charter, the company must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the deposit account (excluding any deferred underwriter’s fees and taxes payable on the income earned on the deposit account) at the time of the agreement to enter into the initial business combination.

The Company’s initial public offering registration statement was declared effective on December 21, 2020. On December 22, 2023, the Company received a letter from the NYSE American stating that the staff of NYSE Regulation determined to commence proceedings to delist the Company’s Common Stock, Units and Rights (collectively, the “Securities”) pursuant to Sections 119(b) and 119(f) of the NYSE American Company Guide because the Company failed to consummate a business combination within 36 months of the effectiveness of its initial public offering registration statement, or such shorter period that the Company specified in its registration statement. As indicated in the letter, the Company had a right to a review of the delisting determination by a Committee of the Board of Directors of the NYSE American, provided a written request for such review is requested no later than December 29, 2023. The Company requested an in-person hearing and deliver an oral presentation to the Committee, which has been scheduled for February 13, 2024. The results of the hearing will determine whether the Company will have additional time to complete its initial business combination and continue to be listed and trade. If the Committee does not grant the Company additional time and moves to delist the Company, the Company may also appeal such determination. Pending such appeal, the Company’s Securities would remain listed, but would trade on the over-the-counter market. If the appeal is not granted in the Company’s favor, the Company’s securities would be de-listed from the NYSE American and trade in the over-the-counter market. At that time, the Company, together with Clearday, will make a determination as to whether the Company should cease operations and liquidate, or if they will proceed with the Business Combination and submit an initial listing application for the combined company to a national securities exchange in connection with the closing of the Business Combination. There is no guarantee that the initial listing application for the combined company’s securities will be approved by a national securities exchange.

Record Date and Meeting Date

The Company’s board of directors has fixed the close of business on February 29, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were [_____] outstanding shares of Company common stock, including 1,617,415 outstanding public shares. The Company’s warrants and rights do not have voting rights. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

This proxy statement contains important information about the Special Meeting, the Fourth Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement, together with the proxy card is first being mailed to stockholders on or about March [__], 2024.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.	What is being voted on?	A. You are being asked to vote on (i) a proposal to amend (the “Fourth Extension Amendment”) the Company’s amended and restated certificate of incorporation, (the “Amended Charter”) to allow the Company to extend the date by which the Company must consummate an initial business combination up to six times, each such extension for an additional one month period, until September 30, 2024, (the “Fourth Extended Date”), upon one calendar day advance notice to the Trustee, prior to the applicable monthly deadline, unless the closing of the proposed Business Combination with Clearday, Inc., or any potential alternative initial business combination shall have occurred prior to the Fourth Extended Date (we refer to this proposal as the “Fourth Extension Proposal”); (ii) a proposal to amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement, dated as of December 22, 2020 (the “Trust Agreement”), by and between the Company and the Trustee, allowing the Company to extend the date by which the Company must consummate an initial business combination up to six times, each such extension for an additional one month period, until September 30, 2024, by depositing into the Trust Account the amount of $[______] (the “Extension Payment”) for each one-month extension until September 30, 2024, (we refer to this proposal as the “Trust Amendment Proposal”); and (iii) a proposal to adjourn the Special Meeting, if necessary, under certain circumstances.

Q.	Why is the Company proposing the Fourth Extension Proposal and the Trust Amendment Proposal?	A. The Company is a blank check company (also referred to as a “SPAC”) formed in August 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In December 2020, the Company consummated its IPO from which it derived gross proceeds of $201,250,000 (including $26,250,000 from the exercise of the underwriters’ over-allotment option). Like most blank check companies, at the time of the IPO, the charter provided for the return of the IPO proceeds held in the Trust Account to the holders of public shares if there was no qualifying business combination(s) consummated on or before a certain date.

As previously disclosed in the Form 8-K filed on June 27, 2023 with the SEC, we filed a third amendment to our Amended Charter, effective as of June 27, 2023, to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time for a total of up to six months until December 31, 2023, by depositing into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering, the amount of $85,000 for each one-month extension until December 31, 2023, and (ii) further extend the date by which the Company must consummate an initial business combination (without seeking additional approval from the stockholders) for up to an additional three months, from January 1, 2024 to March 31, 2024, each such extension for an additional one month period, with no additional deposits to be made into the Trust Account during such period from January 1, 2024 through March 31, 2024.

On April 6, 2023, we announced that we entered into a definitive agreement to engage in the Business Combination with Clearday.

Given our expenditure of time, effort, and money negotiating with and reaching a definitive agreement with Clearday, we believe that the circumstances warrant providing public stockholders an opportunity to consider the proposed Business Combination at a special meeting to be held to allow stockholders to approve the Business Combination. There will not be sufficient time by the March Termination Date for the Company to consummate the proposed Business Combination. Accordingly, the Company’s board believes that it is in the best interests of its stockholders to continue the Company’s existence in order to allow the Company more time to complete the proposed Business Combination or any potential alternative initial business combination. Therefore, we are seeking approval of the Fourth Extension Proposal to file the Fourth Extension Amendment.

YOU ARE NOT BEING ASKED TO VOTE ON THE BUSINESS COMBINATION AT THIS TIME. IF THE FOURTH EXTENSION PROPOSAL IS APPROVED AND THE FOURTH EXTENSION AMENDMENT IS FILED, IF YOU DO NOT SEEK TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THIS VOTE, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE FOURTH EXTENDED DATE.

Q.	Why should I vote for the Fourth Extension Proposal and the Trust Amendment Proposal?	A. The Company’s board of directors believes stockholders will benefit from the Company consummating the proposed Business Combination and is proposing the Fourth Extension Proposal and the Trust Amendment Proposal to extend the date by which the Company has to complete the proposed Business Combination. Approval of the Fourth Extension Proposal and the Trust Amendment Proposal would give the Company additional time to complete the proposed Business Combination, or a potential alternative initial business combination, and would allow you as a stockholder the benefit of voting for the proposed Business Combination, or a potential alternative initial business combination, and remaining a stockholder in the post-business combination company, if you desire.

Accordingly, we believe that the Fourth Extension Proposal and the Trust Amendment Proposal are consistent with the spirit in which the Company offered its securities to the public in the IPO.

The Company has agreed that if the Fourth Extension Proposal and the Trust Amendment Proposal are approved, prior to filing the Fourth Extension Amendment, it will make an initial Deposit into the Trust Account in the amount of $[______] to extend the date by which the Company can complete an initial business combination by one month to April 30, 2024. Thereafter, the Company shall Deposit $[______] per monthly period, or portion thereof, that is needed by the Company to complete the proposed Business Combination or a potential alternative initial business combination until the September 30, 2024.

If the Company does not have the funds necessary to make the Deposits referred to above, the Sponsor and/or any of its affiliates or designees will make a Contribution to the Company (as a loan) in the amounts described above. If such Deposits or Contributions are not timely made, the Company must either (i) consummate the proposed Business Combination or a potential alternative initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Proposal and the Trust Amendment Proposal are not approved.

You will have redemption rights in connection with the Fourth Extension Proposal and the Trust Amendment Proposal, however, you will not have any redemption rights in connection with the Company electing to extend on a monthly basis after the March Termination Date until the Fourth Extended Date.

No Deposit or Contribution will be made unless the Fourth Extension Proposal and the Trust Amendment Proposal are approved and the Company determines to file the Fourth Extension Amendment. The Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of the proposed Business Combination or a potential alternative initial business combination. The loans will be forgiven if the Company is unable to consummate the proposed Business Combination or a potential alternative initial business combination, except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to extend for additional monthly periods after the March Termination Date until the Fourth Extended Date. If prior to March 31, 2024, the Company determines not to continue to extend for additional monthly periods through September 30, 2024, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate the proposed Business Combination or a potential alternative initial business combination by the Fourth Extended Date, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Proposal and the Trust Amendment Proposal are not approved.

Q.	May I redeem my public shares in connection with the vote at the Special Meeting?	Yes. Under our Amended Charter, the submission of a matter to amend our charter entitles holders of public shares to redeem their shares for their pro rata portion of the funds held in the Trust Account established at the time of the IPO. Holders of public shares do not need to vote against the Fourth Extension Proposal or the Trust Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Fourth Extension Proposal and the Trust Amendment Proposal are approved and the Fourth Extension Amendment is filed with the Delaware Secretary of State, with respect to a holder’s right to redeem, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any public shares redeemed by holders in connection with the Fourth Extension Proposal and the Trust Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the proposed Business Combination or a potential alternative initial business combination on or before the Fourth Extended Date. Holders of public shares who do not redeem their public shares in connection with the Special Meeting will retain their redemption rights and their ability to vote on the proposed Business Combination or a potential alternative initial business combination.

Q.	Why is the Company proposing the Adjournment Proposal?	The Company is proposing the Adjournment Proposal to allow the Company more time to solicit additional proxies in favor of the Fourth Extension Proposal, in the event the Company does not have a quorum or does not receive the requisite stockholder vote to approve the Fourth Extension Proposal and the Trust Amendment Proposal.

Q.	How do the Company’s executive officers, directors and affiliates intend to vote their shares?	A. All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Fourth Extension Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

The holders of the insider shares are not entitled to redeem such shares in connection with the Fourth Extension Proposal and the Trust Amendment Proposal. On the Record Date, the 5,031,250 insider shares represented approximately [___]% of the Company’s issued and outstanding common stock.

Neither the Company’s Sponsor, directors or executive officers, nor any of their respective affiliates beneficially owned any public shares as of the Record Date. However, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market or through negotiated private purchases, outside of the redemption process, for purposes of helping to ensure that the Company maintains (i) sufficient funds in the Trust Account in connection with the proposed initial business combination, and (ii) its continued listing with NYSE American.

In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Fourth Extension Proposal and the Trust Amendment Proposal and/or elected to redeem their shares. Any public shares so purchased will not be able to be voted in favor of the Fourth Extension Proposal and the Trust Amendment Proposal.

Q.	What vote is required to adopt the proposals?

Fourth Extension Proposal. Approval of the Fourth Extension Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of the Company’s common stock.

Trust Amendment Proposal. Approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 50% of the public shares of common stock issued and outstanding.

Adjournment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting or any adjournment thereof.

Q.	What if I do not want to approve the Fourth Extension Proposal, the Trust Amendment Proposal or the Adjournment Proposal?	A. If you do not want to approve the Fourth Extension Proposal, the Trust Amendment Proposal or the Adjournment Proposal, you must abstain, not vote, or vote against each proposal.

Q.	The Company received a delisting notice from the NYSE American for not completing the business combination within the time periods required under the NYSE American Rules. What happens to the business combination now?	A. Under NYSE American Rules Section 119(b), within 36 months of the effectiveness of the initial public offering registration statement for a SPAC, or such shorter period that the company specifies in its registration statement, the company must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the deposit account (excluding any deferred underwriter’s fees and taxes payable on the income earned on the deposit account) at the time of the agreement to enter into the initial business combination.

The Company’s initial public offering registration statement was declared effective on December 21, 2020. On December 22, 2023, the Company received a letter from the NYSE American stating that the staff of NYSE Regulation determined to commence proceedings to delist the Company’s Common Stock, Units and Rights (collectively, the “Securities”) pursuant to Sections 119(b) and 119(f) of the NYSE American Company Guide because the Company failed to consummate a business combination within 36 months of the effectiveness of its initial public offering registration statement, or such shorter period that the Company specified in its registration statement. As indicated in the letter, the Company had a right to a review of the delisting determination by a Committee of the Board of Directors of the NYSE American, provided a written request for such review is requested no later than December 29, 2023. The Company requested an in-person hearing and deliver an oral presentation to the Committee, which has been scheduled for February 13, 2024. The results of the hearing will determine whether the Company will have additional time to complete its initial business combination and continue to be listed and trade. If the Committee does not grant the Company additional time and moves to delist the Company, the Company may also appeal such determination. Pending such appeal, the Company’s Securities would remain listed, but would trade on the over-the-counter market. If the appeal is not granted in the Company’s favor, the Company’s securities would be de-listed from the NYSE American and trade in the over-the-counter market. At that time, the Company, together with Clearday, will make a determination as to whether the Company should cease operations and liquidate, or if they will proceed with the Business Combination and submit an initial listing application for the combined company to a national securities exchange in connection with the closing of the Business Combination. There is no guarantee that the initial listing application for the combined company’s securities will be approved by a national securities exchange.

If we are unable to successfully consummate the proposed Business Combination with Clearday, or an alternative initial business combination, we will be forced to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Q.	What happens if the Fourth Extension Proposal and the Trust Amendment Proposal are not approved?	A. If the Fourth Extension Proposal and the Trust Amendment Proposal are not approved at the Special Meeting, and we are unable to consummate the proposed Business Combination prior to or on March 31, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to our rights and warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, which it believes are sufficient for such purposes. If such funds are insufficient, the Sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q.	If the Fourth Extension Proposal and the Trust Amendment Proposal are approved, what happens next?	A. If the Fourth Extension Proposal and the Trust Amendment Proposal are approved, the Company will make the initial Deposit into the Trust Account, file the Fourth Extension Amendment with the Delaware Secretary of State and continue to attempt to consummate the proposed Business Combination, or a potential alternative initial business combination, until the Fourth Extended Date, or such earlier date on which the Company’s board of directors otherwise determines in its sole discretion that it will not be able to consummate the proposed Business Combination, or a potential alternative initial business combination by the Fourth Extended Date.

If the Fourth Extension Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates. As of the date of this proxy statement, the Company’s, officer, directors and Sponsor own 73.17% of the Company’s issued and outstanding shares.

Q.	Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?	A. Unless you elect to redeem your shares in connection with this stockholder vote to approve the Fourth Extension Proposal and the Trust Amendment Proposal, you will be able to vote on the Business Combination or any subsequently proposed business combination when it is submitted to stockholders. If you disagree with any such business combination, you will retain your right to vote against it and/or redeem your public shares upon consummation of any such business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q.	How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., Attention: Karen Smith, Toll Free: 877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com, the Company’s proxy solicitor, prior to the date of the Special Meeting.

Q.	How are votes counted?

A. The Company’s proxy solicitor, Advantage Proxy, will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Fourth Extension Proposal. The Fourth Extension Proposal must be approved by the affirmative vote of at least a majority of the issued and outstanding shares of common stock as of the Record Date.

With respect to the Fourth Extension Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Trust Amendment Proposal. The Trust Amendment Proposal must be approved by the affirmative vote of at least 50% of the public shares of common stock issued and outstanding as of the Record Date.

With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Adjournment Proposal. The Adjournment Proposal must be approved by at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting or any adjournment thereof. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A. The Fourth Extension Proposal and the Trust Amendment Proposal are non-discretionary items. Your broker can only vote your shares for those proposals if you provide instructions on how to vote. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Your brokers can only use their discretionary authority to vote shares with respect to the Adjournment Proposal.

Q.	What is a quorum requirement?	A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the issued and outstanding shares of common stock on the Record Date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes represented in person or by proxy at the Special Meeting may adjourn the Special Meeting to another date.

Q.	Who can vote at the Special Meeting?	A. Only holders of record of the Company’s common stock at the close of business on February 29, 2024 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the Record Date, there were [_____] outstanding shares of Company common stock, including 1,617,415 outstanding public shares.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the board recommend voting for the Fourth Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	A. Yes. The board of directors recommends that the Company’s stockholders vote “FOR” each of the Fourth Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Q.	What interests do the Company’s directors and officers have in the approval of the Fourth Extension Proposal and the Trust Amendment Proposal?	A. The Company’s directors, officers and their affiliates have interests in the Fourth Extension Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and warrants that will become worthless if the Fourth Extension Proposal and the Trust Amendment Proposal are not approved, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.	What if I object to the Fourth Extension Proposal or the Trust Amendment Proposal? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Fourth Extension Proposal and the Trust Amendment Proposal under the Delaware General Corporations Law (the “DGCL”).

Q.	What happens to the Company’s warrants and rights if the Fourth Extension Proposal and the Trust Amendment Proposal are not approved?	A. If the Fourth Extension Proposal and the Trust Amendment Proposal are not approved at the Special Meeting and the proposed Business Combination is not consummated by March 31, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants and rights will become worthless.

Q.	What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the Fourth Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I redeem my shares of Company common stock?	A. In connection with the Special Meeting and the vote on the Fourth Extension Proposal and the Trust Amendment Proposal, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Fourth Extension Proposal and the Trust Amendment Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days (March 25, 2024) prior to the Special Meeting or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the filing of the Fourth Extension Amendment.

Q.	What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q.	Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our officers and directors will not be paid any additional compensation for soliciting proxies. We have also engaged Advantage Proxy to solicit proxies on our behalf. We will pay Advantage Proxy approximately $[8,500] in fees plus disbursements for such services. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

Q.	How do I vote?	A. If you are a stockholder of record, you may vote online at the virtual Special Meeting or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to participate in the virtual Special Meeting, we urge you to vote by proxy to ensure your vote is counted. To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card before the Special Meeting, we will vote your shares as you direct.

To vote via the telephone, you can vote by calling the telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

To vote via the Internet, please go to https://www.cstproxy.com/viveon/2024 and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on March 26, 2024. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received before the date of the Special Meeting.

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

If you are a beneficial owner of the shares and would like to vote your shares yourself, you will need to contact Continental at the phone number or email below to receive a control number and you must obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Common Stock you held as of the Record Date, your name and email address. You must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the Special Meeting for processing your control number.

After obtaining a valid legal proxy from your broker, bank or other agent, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental. Requests for registration should be directed to 917-262-2373 or email proxy@continentalstock.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on March 22, 2024.

Q.	How may I participate in the virtual Special Meeting?

A. If you are a stockholder of record as of the Record Date for the Special Meeting, you should receive a proxy card from Continental, containing instructions on how to attend the virtual Special Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at 917-262-2373 or email proxy@continentalstock.com.

You can pre-register to attend the virtual Special Meeting starting on March 27, 2024. Go to https://www.cstproxy.com/viveon/2024, enter the control number found on your proxy card you previously received, as well as your name and email address. Once you pre-register you can vote. At the start of the Special Meeting you will need to re-log into https://www.cstproxy.com/viveon/2024 using your control number.

If your shares are held in street name, and you would like to join and not vote, Continental will issue you a guest control number. Either way, you must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

We are a Delaware company incorporated on August 7, 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In December 2020, we consummated our IPO of 20,125,000 units, including 2,625,000 units that were subject to the underwriters’ over-allotment option, with each unit consisting of one share of common stock and one redeemable warrant, with each warrant to purchase one half of a share of common stock, and one right to receive one-twentieth (1/20) of a share of common stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $201,250,000.

Prior to our IPO, we issued an aggregate of 5,031,250 insider shares for an aggregate purchase price of $25,000 to our Sponsor. Simultaneous with the consummation of the IPO, we consummated the private placement of an aggregate of 18,000,000 private warrants at a price of $0.50 per private warrant, generating total proceeds of $9,000,000 to our Sponsor. Our Sponsor is not, is not controlled by, and does not have substantial ties with a foreign person and therefore will not be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS).

In March 2022, our shareholders approved an amendment to our Amended Charter to extend the date by which we could consummate a business combination through December 2022. Holders representing 15,092,126 public shares redeemed their shares in connection with the amendment resulting in approximately $51,554,623 in our Trust Account.

In December 2022, our shareholders approved an amendment to our Amended Charter to extend the date by which we could consummate a business combination through June 2023. Holders representing 3,188,100 public shares redeemed their shares in connection with the amendment resulting in approximately $19,816,456 remaining in our Trust Account.

On April 6, 2023, the Company announced that it entered into a definitive agreement to acquire Clearday. If the Business Combination is approved at a special meeting of the shareholders of the Company, the Company would consummate the Business Combination shortly thereafter.

On June 22, 2023, our shareholders approved an amendment to our Amended Charter to extend the date by which we could consummate a business combination through March 31, 2024. Holders representing 227,359 public shares redeemed their shares in connection with the amendment resulting in approximately $17,777,323.54 remaining in our Trust Account.

The Company’s principal executive office is located at 3480 Peachtree Road NE 2nd Floor, Suite #112 Atlanta, Georgia 30326.

RISKS RELATED TO BEING DEEMED AN INVESTMENT COMPANY

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate the Business Combination and liquidate the Company.

The Company could potentially be subject to the Investment Company Act and the regulations thereunder. There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC that may not complete its initial business combination within 24 months after the effective date of the IPO Registration Statement. We entered into the business combination agreement with Clearday on April 6, 2023, which was more than 24 months after the effective date of our IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we instructed the trustee to liquidate the securities held in the Trust Account prior to December 22, 2022, and instead hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since the closing of our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed the trustee, with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account prior to December 22, 2022, and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation and transfer of the funds in the Trust Account to cash, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted.

In addition, even prior to the 24-month anniversary (December 22, 2022) of the effective date of the IPO Registration Statement, we may have been deemed to be an investment company. The longer that the funds in the Trust Account were held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, in an attempt to mitigate the risk, we instructed the trustee to liquidate the securities held in the Trust Account prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash. As a result, we would likely receive minimal interest, if any, on the funds still held in the Trust Account that would be available to our public stockholder upon any redemption or liquidation of the Company.

Risk of not Completing a Business Combination

If the Fourth Extension Proposal is not approved, or if approved and we are unable to complete our Business Combination within the prescribed time frame, we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate, in which case our public stockholders may only receive approximately $[__] per share, or less than such amount in certain circumstances, and our warrants will expire worthless.

Our Amended Charter currently provides that we must complete our Business Combination by the March Termination Date. In connection with the Special Meeting, you are being asked to consider and vote upon the Fourth Extension Proposal to amend the Company’s Amended Charter in order to, among other things, extend the March Termination Date for additional one month periods, until the Fourth Extended Date. We may be unable to complete our Business Combination by the Fourth Extended Date. Our ability to complete our Business Combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein.

If the Fourth Extension Proposal and the Trust Amendment Proposal are approved, and we are unable to complete the Business Combination by the Fourth Extended Date, then the Company’s Board of Discretion, will determine in its sole discretion: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless In such case, our public stockholders may only receive approximately $[__] per share. In certain circumstances, our public stockholders may receive less than $[___] per share on the redemption of their shares. This will also cause you to lose the investment opportunity to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

RISK OF OUR SECURITIES BEING DELISTED FROM THE NYSE AMERICAN

If the Committee of the Board of Directors of the NYSE American does not grant the Company additional time to complete the Business Combination, and moves to delist the Company’s Securities and any further appeals of any such determination are unsuccessful, the Company’s Securities would be delisted prior to completing the Business Combination.

Under NYSE American Rules Section 119(b), within 36 months of the effectiveness of the initial public offering registration statement for a SPAC, or such shorter period that the company specifies in its registration statement, the company must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the deposit account (excluding any deferred underwriter’s fees and taxes payable on the income earned on the deposit account) at the time of the agreement to enter into the initial business combination.

The Company’s initial public offering registration statement was declared effective on December 21, 2020. On December 22, 2023, the Company received a letter from the NYSE American stating that the staff of NYSE Regulation determined to commence proceedings to delist the Company’s Securities pursuant to Sections 119(b) and 119(f) of the NYSE American Company Guide because the Company failed to consummate a business combination within 36 months of the effectiveness of its initial public offering registration statement, or such shorter period that the Company specified in its registration statement. As indicated in the letter, the Company had a right to a review of the delisting determination by a Committee of the Board of Directors of the NYSE American, provided a written request for such review is requested no later than December 29, 2023. The Company requested an in-person hearing and deliver an oral presentation to the Committee, which has been scheduled for February 13, 2024. The results of the hearing will determine whether the Company will have additional time to complete its initial business combination and continue to be listed and trade. If the Committee does not grant the Company additional time and moves to delist the Company, the Company may also appeal such determination. Pending such appeal, the Company’s Securities would remain listed, but would trade on the over-the-counter market. If the appeal is not granted in the Company’s favor, the Company’s securities would be de-listed from the NYSE American and trade in the over-the-counter market. At that time, the Company, together with Clearday, will make a determination as to whether the Company should cease operations and liquidate, or if they will proceed with the Business Combination and submit an initial listing application for the combined company to a national securities exchange in connection with the closing of the Business Combination. There is no guarantee that the initial listing application for the combined company’s securities will be approved by a national securities exchange.

Risk of Being Subject to U.S. Foreign Investment Regulations and Review by a U.S. Government Entity

We may not be able to complete an Initial Business Combination with a U.S. target company if such Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

We have no reason to believe that when we consummate an Business Combination that the post-combination company will be considered a “foreign person” under the regulations administered by CFIUS. However, if our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, this could delay us in consummating our Business Combination. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain Business Combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete our Business Combination by the March Termination Date (or the Fourth Extended Date, if our time to complete a business combination is extended as described herein) due to the passage of time relating to any governmental review, or because any such review process drags on beyond such timeframe, or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. In such situation, the Company would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of Common Stock, at a per-share of Common Stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to the Company (net of taxes payable), divided by the number of then outstanding shares of Common Stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of Common Stock (including the right to receive further liquidation distributions, if any), subject to applicable law.

As promptly as reasonably possible following such redemption, the Company would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If we liquidate, our public stockholders may only receive approximately $[___] per share. This will also cause you to lose the opportunity realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

RISKS RELATED TO THE EXCISE TAX

We may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in connection with redemptions of our Common Stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and because our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the Inflation Reduction Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our Common Stock after December 31, 2022. Any redemptions after December 31, 2022 in connection with the Business Combination may be subject the Excise Tax, unless an exemption is available. Generally, issuances of securities in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with an initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued. In addition, the Excise Tax would be payable by us, and not by the redeeming holder. Further, based on recently issued interim guidance from the IRS and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our liquidation.

PROPOSAL 1

THE FOURTH EXTENSION PROPOSAL

The Fourth Extension Proposal

The Company is proposing to amend its Amended Charter to extend the date by which the Company has to consummate an initial business combination. As previously disclosed in the Form 8-K filed on June 27, 2023 with the SEC, we filed a third amendment to our Amended Charter with the Delaware Secretary of State (the “Third Amendment”), effective as of June 27, 2022, to (i) initially extend the date by which the Company must consummate an initial business combination up to six times, each such extension for an additional one month period, until December 31, 2023, by depositing into the Trust Account the amount of $85,000 for each one-month extension until December 31, 2023, and (ii) further extend the date by which the Company must consummate an initial business combination (without seeking additional approval from the stockholders) for up to an additional three months, from January 1, 2024 to March 31, 2024, each such extension for an additional one month period, with no additional deposits to be made into the Trust Account during such period from January 1, 2024 through March 31, 2024. As disclosed in the Current Report on Form 8-K filed on June 27, 2023, the Third Amendment was approved by the Company’s stockholders at its Special Meeting of Stockholders held on June 22, 2023.

The Company is proposing the Fourth Extension Amendment to the Company’s Amended Charter, to allow the Company to extend the date by which the Company must consummate a business combination up to six times, each such extension for an additional one month period, until September 30, 2024 (the “Fourth Extended Date”), upon one calendar day advance notice to Continental Stock Transfer & Trust Company, prior to the applicable monthly deadline, unless the closing of the proposed Business Combination with Clearday, Inc., or any potential alternative initial business combination shall have occurred prior to the Fourth Extended Date. A copy of the Fourth Extension Amendment is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Fourth Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the Fourth Extension Proposal is approved. Holders of public shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was approximately $[_____]. The closing price of the Company’s common stock on the Record Date was $[__]. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company has agreed that if the Fourth Extension Proposal is approved, prior to filing the Fourth Extension Amendment, it will deposit $[______] into the Trust Account to extend the date by which the Company can complete an initial business combination by one month to April 30, 2024. Thereafter, the Company shall deposit $[______] for each monthly period, or portion thereof, that is needed by the Company to complete the proposed Business Combination or any potential alternative initial business combination, until September 30, 2024.

If the Company does not have the funds necessary to make the Deposit referred to above, the Company’s Sponsor has agreed that it and/or any of its affiliates or designees may make a Contribution to the Company as a loan, in the amounts described above, for the Company to Deposit. Each Deposit or Contribution after the March Termination Date will be placed in the Trust Account no less than one calendar day prior to the beginning of such monthly period. The first Deposit or Contribution will be made prior to the filing of the Fourth Extension Amendment, only if the Fourth Extension Proposal is approved and the Company determines to file the Fourth Extension Amendment. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Proposal and the Trust Amendment Proposal are not approved.

The Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending for additional monthly periods after March 31, 2024 until the Fourth Extended Date. If prior to March 31, 2024, the Company determines not to extend for additional monthly periods through September 30, 2024, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate the proposed Business Combination, or a potential alternative initial business combination, by the Fourth Extended Date, and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Proposal and Trust Amendment Proposal are not approved.

Reasons for the Fourth Extension Proposal

The Company’s Amended Charter provides that the Company has until March 31, 2024 to complete a business combination. On April 11, 2023, the Company announced that it entered into a definitive agreement for the Business Combination with Clearday. If the Business Combination is approved at a special meeting of the shareholders of the Company, the Company would consummate the Business Combination shortly thereafter.

Since there is not sufficient time by March 31, 2024 for the Company to consummate the proposed Business Combination, the Company’s board believes that it is in the best interests of its stockholders to continue the Company’s existence in order to allow the Company more time to complete the proposed Business Combination. The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities and the fact that the board of directors has approved and agreed to recommend the proposed Business Combination, the public stockholders of the Company should be given an opportunity to consider and vote on the Business Combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the March Termination Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s Amended Charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If the Fourth Extension Proposal Is Not Approved

If the Fourth Extension Proposal is not approved prior to the March Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In addition, if the Fourth Extension Proposal is not approved, the Company or Contributor(s), as applicable, will not make the Deposit or Contribution, as applicable.

The holders of the insider shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s warrants and rights which will expire worthless in the event the Fourth Extension Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to advance the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $[15,000]) and has agreed not to seek repayment of such expenses.

If the Fourth Extension Proposal is Approved

If the Fourth Extension Proposal is approved, the Company will file an amendment to the Amended Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to allow the Company to elect to extend the date by which the Company must consummate a business combination up to six times, each such extension for an additional one month period, until September 30, 2024, by depositing into the Trust Account the amount of $[____] for each one-month extension until September 30, 2024. The Company will continue to attempt to consummate the proposed Business Combination, or a potential alternative business combination, until the Fourth Extended Date, or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate the proposed Business Combination or a potential alternative business combination. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, warrants and rights will remain publicly traded during the extension period.

NYSE AMERICAN LISTING

On December 22, 2023, the Company received a letter from the NYSE American stating that the staff of NYSE Regulation determined to commence proceedings to delist the Company’s Securities pursuant to Sections 119(b) and 119(f) of the NYSE American Company Guide because the Company failed to consummate a business combination within 36 months of the effectiveness of its initial public offering registration statement, or such shorter period that the Company specified in its registration statement. As indicated in the letter, the Company had a right to a review of the delisting determination by a Committee of the Board of Directors of the NYSE American, provided a written request for such review is requested no later than December 29, 2023. The Company requested an in-person hearing and deliver an oral presentation to the Committee, which has been scheduled for February 13, 2024. The results of the hearing will determine whether the Company will have additional time to complete its initial business combination and continue to be listed and trade. If the Committee does not grant the Company additional time and moves to delist the Company, the Company may also appeal such determination. Pending such appeal, the Company’s Securities would remain listed, but would trade on the over-the-counter market. If the appeal is not granted in the Company’s favor, the Company’s Securities would be de-listed from the NYSE American and trade in the over-the-counter market. At that time, the Company, together with Clearday, will make a determination as to whether the Company should cease operations and liquidate, or if they will proceed with the Business Combination and submit an initial listing application for the combined company to a national securities exchange in connection with the closing of the Business Combination. There is no guarantee that the initial listing application for the combined company’s securities will be approved by a national securities exchange.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE FOURTH EXTENSION PROPOSAL IS APPROVED AND THE FOURTH EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Fourth Extension Proposal is approved, and the Fourth Extension Amendment is filed, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of public shares do not need to vote on the Fourth Extension Amendment or be a holder of record on the Record Date to exercise redemption rights.

If the Fourth Extension Proposal is approved and the Fourth Extension Amendment is filed with the Delaware Secretary of State, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any public shares redeemed by holders in connection with the Fourth Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Fourth Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Fourth Extended Date, if the Fourth Extension Proposal is approved and the Fourth Extension Amendment is filed.

If the Fourth Extension Proposal is approved, and the Fourth Extension Amendment is filed, the removal of the Withdrawal Amount from the Trust Account , if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Fourth Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[____] that was in the Trust Account as of the Record Date.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE SPECIAL MEETING OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM.

The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Fourth Extension Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above -referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Fourth Extension Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares, and the Fourth Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Fourth Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Fourth Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was approximately $[__]. The closing price of the Company’s common stock on the Record Date was $[___]. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Fourth Extension Proposal. If the Fourth Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the Special Meeting as described elsewhere herein.

Required Vote

The Fourth Extension Proposal must be approved by the affirmative vote of at least a majority of the issued and outstanding shares of common stock as of the Record Date. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Fourth Extension Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE FOURTH EXTENSION PROPOSAL.

PROPOSAL 2: THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment to the Trust Agreement, dated as of December 22, 2020, by and between the Company the Trustee, as amended, would allow the Company to extend the date by which the Company must consummate a business combination up to six times, each such extension for an additional one month period, until September 30, 2024, by depositing into the Trust Account the Extension Payment in the amount of $[___] for each one-month extension until September 30, 2024. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

All holders of the Company’s public shares, whether they vote for or against the Trust Amendment Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the Trust Amendment Proposal is approved. Holders of public shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was $[__]. The closing price of the Company’s common stock on the Record Date was $[__]. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company has agreed that if the Trust Amendment Proposal and the Fourth Extension Proposal have been approved, prior to filing the Fourth Extension Amendment, it will deposit $[______] into the Trust Account to extend the date by which the Company can complete an initial business combination by one month to April 30, 2024. Thereafter, the Company shall deposit $[______] for each monthly period, or portion thereof, that is needed by the Company to complete the proposed Business Combination or any potential alternative initial business combination, until the Fourth Extended Date.

If the Company does not have the funds necessary to make the Deposit referred to above, the Company’s Sponsor has agreed that it and/or any of its affiliates or designees will make a Contribution to the Company as a loan, in the amounts described above, for the Company to Deposit. Each Deposit or Contribution after the March Termination Date will be placed in the Trust Account no less than one calendar day prior to the beginning of such monthly period. The first Deposit or Contribution will be made prior to the filing of the Fourth Extension Amendment, only if the Fourth Extension Proposal is approved and the Company determines to file the Fourth Extension Amendment. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Proposal and Trust Amendment Proposal are not approved.

The Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending for additional monthly periods after the March Termination Date until the Fourth Extended Date. If the Company determines not to continue extending for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate the proposed Business Combination, or a potential alternative initial business combination, by the Fourth Extended Date, and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Proposal and the Trust Amendment Proposal are not approved.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the date by which the Company must consummate a business combination up to six times, each such extension for an additional one month period, until September 30, 2024, by depositing into the Trust Account the Extension Payment for each one-month extension until September 30, 2024. The Company and its board of directors have determined that there will not be sufficient time before the March Termination Date to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. However, as of the date hereof, management believes that it can close the Business Combination before September 30, 2024. If the Business Combination is approved at such a special meeting, the Company would consummate the Business Combination shortly thereafter.

If the Trust Amendment Proposal Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate a Business Combination by March 31, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Fourth Extension Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and amounts in the Trust Account will not be disbursed except with respect to any redemptions in connection with the Special Meeting and in connection with our completion of the Business Combination, or in connection with our liquidation if we do not complete an Business Combination by the applicable termination date. The Company will then continue to attempt to consummate an Business Combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an Business Combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

The Trust Amendment Proposal must be approved by the affirmative vote of at least 50% of the public shares of common stock issued and outstanding shares of common stock as of the Record Date. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Trust Amendment Proposal.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Fourth Extension Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Fourth Extension Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Fourth Extension Proposal and the Trust Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE TRUST AMENDMENT PROPOSAL.

PROPOSAL 3

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Fourth Extension Proposal, (ii) to approve the Trust Amendment Proposal, (iii) if a quorum is not present at the Special Meeting, or (iv) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (we refer to this proposal as the “Adjournment Proposal”).

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Chairman will not adjourn the Special Meeting to a later date.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL

THE SPECIAL MEETING

Date, Time and Place. The Company will be holding the Special Meeting at 10:30 am ET on March 27, 2024, in a virtual meeting format at https://www.cstproxy.com/viveon/2024 and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:1-800-450-7155 (toll-free)

Outside of the U.S. and Canada: + 1 857-999-9155

(standard rates apply)

Conference ID: [___]

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Company common stock at the close of business on February 29, 2024, the Record Date for the Special Meeting. At the close of business on the Record Date, there were [_____] outstanding shares of Company common stock, including 1,617,415 outstanding public shares each of which entitles its holder to cast one vote on each proposal. Company warrants and rights do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this Special Meeting. The Company will pay that firm approximately $8,500 in fees plus disbursements for such services.

Required Votes

The affirmative vote by holders of at least a majority of the Company’s issued and outstanding common stock is required to approve the Fourth Extension Proposal and the Trust Amendment Proposal. Abstentions and broker non-votes will have the same effect as “AGAINST” votes with respect to the Fourth Extension Proposal and the Trust Amendment Proposal. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Fourth Extension Proposal and the Trust Amendment Proposal. On the Record Date, the initial stockholders beneficially owned and were entitled to vote 5,031,250 insider shares, representing approximately [__]% of the Company’s issued and outstanding common stock.

Approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of shares of common stock present in person or by proxy at such meeting and entitled to vote.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Fourth Extension Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by March 31, 2024, the 5,031,250 insider shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 18,000,000 private warrants (exercisable for 9,000,000 shares of common stock) that were acquired simultaneously with the IPO for an aggregate purchase price of $9,000,000. Such common stock, together with the shares underlying the warrants had an aggregate market value of approximately $[___] million based on the closing price of $[___] on NYSE American on the Record Date;

●	In connection with the IPO, the Sponsor has agreed that if the Fourth Extension Proposal and the Trust Amendment Proposal are not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Fourth Extension Proposal and the Trust Amendment Proposal are not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	If the Company is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment for such expenses;

●	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Fourth Extension Proposal and the Trust Amendment Proposal are not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Fourth Extension Proposal and the Trust Amendment Proposal are approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

In addition, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases, outside of the redemption process, for purposes of helping to ensure that the Company maintains (i) sufficient funds in the Trust Account in connection with the proposed initial business combination and (ii) its continued listing with NYSE American. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Fourth Extension Amendment and elected to redeem their shares into a portion of the Trust Account. Any public shares purchased by affiliates will not be able to be voted in favor of the Fourth Extension Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our officers and directors; and

●	all our officers and directors as a group.

As of February 29, 2024, the Record Date, there were [_____] outstanding shares of Company common stock, including 1,617,415 outstanding public shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Jagi Gill(2)	4,923,250	74.05%
Rom Papadopoulos(2)(3)	4,923,250	74.05%
Brian Cole	27,000	*
Doug Craft	27,000	*
Demetrios G. Logothetis	27,000	*
All current directors and executive officers as a group (five individuals)	5,004,250	75.27%
Holders of 5% or more of our Common Stock
Viveon Health, LLC(2)(3)	4,923,250	74.05%
Mizuho Financial Group, Inc.(4)	543,000	8.17%
Meteora Capital, LLC and Vik Mittal(5)	892,807	13.43%
Fir Tree Capital Management LP(6)	518,742	7.80%
Polar Asset Management Partners Inc.(7)	650,000	9.78%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Viveon Health Acquisition Corp., 3480 Peachtree Road NE, 2nd Floor, Suite #112, Atlanta, Georgia 30326.
(2)	Consists of shares of common stock owned by Viveon Health, LLC, for which Jagi Gill is a member and Rom Papadopoulos is the managing member. Mr. Papadopoulos has sole voting and dispositive control over those shares.
(3)	Rom Papadopoulos is the managing member of Viveon Health, LLC.
(4)	Based on a Schedule 13G filed with the SEC by Mizuho Financial Group, Inc. on February 14, 2023 (the “Mizuho 13G”). Per Mizuho 13G, Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of such equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. Per Mizuho 13G, the address for Mizuho Financial Group, Inc. is 1-5-5. Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan.
(5)	Based on a Schedule 13G/A filed with the SEC by Meteora Capital, LLC and Vik Mittal on February 16, 2023 (the 13G/A”), with respect to the common stock held by certain funds and managed accounts to which Meteora Capital LLC serves as investment manager and to which Vik Mittal serves as the Managing Member of Meteora Capital LLC. Per 13G/A, the address for Vik Mittal and Meteora Capital, LLC is 840 Park Drive East, Boca Raton, FL 33444. Per 13G/A, Meteora Capital LLC and Vik Mittal share voting and dispositive power over those shares.
(6)	Based on a Schedule 13G filed with the SEC by Fir Tree Capital Management LP on February 14, 2023 (the “Fir 13G”). Per the Fir 13G, the address for Fir Tree Capital Management LP is 500 5th Avenue, 9th Floor, New York, NY 10110.
(7)	Based on a Schedule 13G/A filed by Polar Asset Management Partners Inc. with the SEC on February 10, 2023 (the Polar 13G/A/A”). Per the Polar 13G/A, the address for Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Jagi Gill(2)	4,923,250	74.05%
Rom Papadopoulos(2)(3)	4,923,250	74.05%
Brian Cole	27,000	*
Doug Craft	27,000	*
Demetrios G. Logothetis	27,000	*
All current directors and executive officers as a group (five individuals)	5,004,250	75.27%
Holders of 5% or more of our Common Stock
Viveon Health, LLC(2)(3)	4,923,250	74.05%
Mizuho Financial Group, Inc.(4)	543,000	8.17%
Meteora Capital, LLC and Vik Mittal(5)	892,807	13.43%
Fir Tree Capital Management LP(6)	518,742	7.80%
Polar Asset Management Partners Inc.(7)	650,000	9.78%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Viveon Health Acquisition Corp., 3480 Peachtree Road NE, 2nd Floor, Suite #112, Atlanta, Georgia 30326.
(2)	Consists of shares of common stock owned by Viveon Health, LLC, for which Jagi Gill is a member and Rom Papadopoulos is the managing member. Mr. Papadopoulos has sole voting and dispositive control over those shares.
(3)	Rom Papadopoulos is the managing member of Viveon Health, LLC.
(4)	Based on a Schedule 13G filed with the SEC by Mizuho Financial Group, Inc. on February 14, 2023 (the “Mizuho 13G”). Per Mizuho 13G, Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of such equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. Per Mizuho 13G, the address for Mizuho Financial Group, Inc. is 1-5-5. Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan.
(5)	Based on a Schedule 13G/A filed with the SEC by Meteora Capital, LLC and Vik Mittal on February 16, 2023 (the 13G/A”), with respect to the common stock held by certain funds and managed accounts to which Meteora Capital LLC serves as investment manager and to which Vik Mittal serves as the Managing Member of Meteora Capital LLC. Per 13G/A, the address for Vik Mittal and Meteora Capital, LLC is 840 Park Drive East, Boca Raton, FL 33444. Per 13G/A, Meteora Capital LLC and Vik Mittal share voting and dispositive power over those shares.
(6)	Based on a Schedule 13G filed with the SEC by Fir Tree Capital Management LP on February 14, 2023 (the “Fir 13G”). Per the Fir 13G, the address for Fir Tree Capital Management LP is 500 5th Avenue, 9th Floor, New York, NY 10110.
(7)	Based on a Schedule 13G/A filed by Polar Asset Management Partners Inc. with the SEC on February 10, 2023 (the Polar 13G/A/A”). Per the Polar 13G/A, the address for Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

All of the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent (the “IPO Escrow”). 50% percent of these shares will not be transferred, assigned, sold or released from escrow until the earlier of (i) six months after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. As a result, if an initial business combination is approved and consummated, 50% of the insider shares will be released upon the earlier of six months after the closing date of the initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the consummation of the initial business combination, and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the closing of the initial business combination, or earlier, in either case, if, subsequent to the initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

STOCKHOLDER PROPOSALS

If the Fourth Extension Proposal and the Trust Amendment Proposal are approved and the Fourth Extension Amendment is filed and the Business Combination is consummated, the post-Business Combination Company will hold its 2024 annual meeting of stockholders on or prior to December 31, 2024. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Fourth Extension Proposal and the Trust Amendment Proposal are not approved and the Business Combination is not consummated, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at Advantage Proxy, Attention: Karen Smith, Toll Free: 877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com.

Other Matters to Be Presented at the Special Meeting

The Company did not have notice of any matter to be presented for action at the Special Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, end you may ask any questions you may have about the Fourth Extension Amendment by contacting the Company’s proxy solicitor at the following:

Advantage Proxy, Inc.

Attention: Karen Smith

Toll Free: 877-870-8565

Collect: 1-206-870-8565

E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than March 22, 2024.

ANNEX A

PROPOSED FOURTH AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VIVEON HEALTH ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of VIVEON HEALTH ACQUISITION CORP., (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is VIVEON HEALTH ACQUISITION CORP.

2.	The Corporation’s Certificate of Incorporation was originally filed in the office of the Secretary of State of the State of Delaware on August 7, 2020, and was subsequently amended and restated on December 22, 2020 (the “Amended and Restated Certificate of Incorporation”) and the Amended and Restated Certificate of Incorporation was subsequently amended and restated on each of March 23, 2022, December 23, 2022 and June 27, 2023.

3.	This Fourth Amendment to the Corporation’s current Amended and Restated Certificate of Incorporation further amends the current Amended and Restated Certificate of Incorporation of the Corporation.

4.	This Fourth Amendment to the Corporation’s current Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the issued and outstanding stock at a meeting of stockholders in accordance with ARTICLE SIXTH of the Corporation’s current Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware (“DGCL”).

5.	The text of Article FIFTH, subsections E of the Corporation’s current Amended and Restated Certificate of Incorporation, as amended, is hereby amended and restated to read in full as follows:

“E. The Corporation shall, in its sole discretion, upon one calendar day advance notice prior to the applicable monthly deadline, extend the date by which the Corporation must consummate an initial business combination up to six times, each such extension for an additional one month period, until September 30, 2024 (the “Fourth Extended Date”), upon one calendar day advance notice to Continental Stock Transfer & Trust Company, prior to the applicable monthly deadline, unless the closing of the proposed Business Combination with Clearday, Inc., or any potential alternative initial business combination shall have occurred prior to the Fourth Extended Date. In the event that the Corporation does not consummate a Business Combination by the Fourth Extended Date, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to the Trust Fund plus any interest earned on the funds held in the Trust Fund and not previously released to the Corporation and not necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

6.	The text of Article FIFTH, subsections H of the Corporation’s current Amended and Restated Certificate of Incorporation, as amended, is hereby amended and restated to read in full as follows:

“H. If any amendment is made to this Article Fifth that would modify the substance or timing of the Corporation’s obligation to provide for the conversion of the IPO Shares in connection with an initial Business Combination or to redeem 100% of the IPO Shares if the Corporation has not consummated an initial Business Combination by the Fourth Extended Date, or with respect to any other provision in this Article Fifth, the holders of IPO Shares shall be provided with the opportunity to redeem their IPO Shares upon the approval of any such amendment, at the per-share price specified in paragraph C.”

Annex A-1

IN WITNESS WHEREOF, I have signed this Fourth Amendment to the Corporation’s current Amended and Restated Certificate of Incorporation this [●] day of March, 2024.

Name:

Title:	Chief Executive Officer

Annex A-2

ANNEX B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of March 27, 2024, to the Investment Management Trust Agreement (as defined below) is made by and between Viveon Health Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated December 22, 2020 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at a Special Meeting of the Company held on March 27, 2024, the Company’s stockholders approved (a) a proposal to amend (the “Fourth Extension Amendment”) the Company’s amended and restated certificate of incorporation, (the “Amended Charter”) to allow the Company to extend the date by which the Company must consummate a business combination up to six times, each such extension for an additional one month period, until September 30, 2024 (the “Fourth Extended Date”), upon one calendar day advance notice to Continental Stock Transfer & Trust Company, prior to the applicable monthly deadline, unless the closing of the proposed Business Combination with Clearday, Inc., or any potential alternative initial business combination shall have occurred prior to the Fourth Extended Date, and (b) a proposal to amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement, dated as of December 22, 2020 (the “Trust Agreement”), as amended, by and between the Company and the Trustee, allowing the Company to extend the date by which the Company must consummate a business combination up to six times, each such extension for an additional one month period, until September 30], 2024, by depositing into the Trust Account the amount of $[____] (the “Extension Payment”) for each one-month extension until September 30, 2024, (we refer to this proposal as the “Trust Amendment Proposal”);

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chairman of the Board or Chief Executive Officer and Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by March 31, 2024, provided that, pursuant to the terms hereof and the Corporation’s amended and restated certificate of incorporation, the Corporation deposits into the Trust Account the amount of $[______] for each one-month extension until September 30, 2024, in the Corporation’s sole discretion whether to exercise one or more extensions (as applicable, the “Applicable Deadline”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Applicable Deadline.”

Annex B-1

2. The Trust Agreement is hereby amended by the addition of new Exhibit F of the Trust Agreement, as follows::

“EXHIBIT F

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Francis Wolf and Celeste Gonzalez

Re:	Trust Account No. [_____]– Extension Letter

Ladies and Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Viveon Health Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of December 22, 2020 (as amended, “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination for an additional [___ months] [monthly period], from _______________ to _______________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

[In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit [$____] [____], which will be wired to you, into the Trust Account investments upon receipt.]

[In accordance with the terms of the Trust Agreement, no deposit is required].

Viveon Health Acquisition Corp.

By:
Name:
Title:

cc:	Chardan Capital Markets, LLC

Annex B-2

PROXY

VIVEON HEALTH ACQUISITION CORP.

3480 Peachtree Road NE 2nd Floor, Suite #112

Atlanta, Georgia 30326

SPECIAL MEETING OF STOCKHOLDERS

MARCH 27, 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

VIVEON HEALTH ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

MARCH 27, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [___], 2024, in connection with the Special Meeting to be held at 10:30 am ET on March 27, 2024 in a virtual meeting format at https://www.cstproxy.com/viveon/2024 and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:1-800-450-7155 (toll-free)

Outside of the U.S. and Canada: + 1 857-999-9155

(standard rates apply)

Conference ID: [___]

The undersigned hereby appoints Jagi Gill, the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock, of VIVEON HEALTH ACQUISITION CORP. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE Fourth Extension Proposal, the Trust Amendment Proposal AND THE ADJOURNMENT PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE Fourth Extension Proposal, the Trust Amendment Proposal, AND THE ADJOURNMENT PROPOSAL. This notice of meeting, the accompany proxy statement, and proxy card, are available at https://www.cstproxy.com/viveon/2024. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/viveon/2024.

	FOR	AGAINST	ABSTAIN
Proposal 1 — Fourth Extension Proposal	☐	☐	☐

Amend the Company’s amended and restated certificate of incorporation, to allow the Company to extend the date by which the Company must consummate a business combination up to six times, each such extension for an additional one month period, until September 30, 2024 (the “Fourth Extended Date”), upon one calendar day advance notice to Continental Stock Transfer & Trust Company, prior to the applicable monthly deadline, unless the closing of the proposed Business Combination with Clearday, Inc., or any potential alternative initial business combination shall have occurred prior to the Fourth Extended Date.

	FOR	AGAINST	ABSTAIN
Proposal 2 —Trust Amendment Proposal	☐	☐	☐

Amend the Company’s Investment Management Trust Agreement, dated as of December 22, 2020, as amended, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to extend the date by which the Company must consummate a business combination up to six times, each such extension for an additional one month period, until September 30, 2024, by depositing into the Trust Account the amount of $[____] (the “Extension Payment”) for each one-month extension until September 30, 2024

	FOR	AGAINST	ABSTAIN
Proposal 3 – Adjournment Proposal	☐	☐	☐

Approve the adjournment of the Special Meeting by the Chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Fourth Extension Proposal, (ii) to approve the Trust Amendment Proposal, (iii) if a quorum is not present at the Special Meeting, or (iv) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter.

Dated: [__________________] 2024

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.